UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2024
___________________

HF SINCLAIR CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-41325		87-2092143
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification Number)
2828 N. Harwood, Suite 1300	Dallas	Texas	75201
(Address of principal executive offices)			(Zip code)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	DINO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02. Results of Operations and Financial Condition.

On May 8, 2024, HF Sinclair Corporation (the “Company”) issued a press release announcing the Company’s first quarter 2024 results. The press release also announced a regular quarterly dividend of $0.45 per share. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein in its entirety.

    The information contained in, or incorporated into, this Item 2.02 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On May 7, 2024, the Board of Directors of the Company authorized a new $1 billion share repurchase program (the “New Share Repurchase Program”), effective May 7, 2024. The New Share Repurchase Program replaces all existing share repurchase authorizations, of which there was approximately $214.2 million remaining under the Company’s prior $1 billion share repurchase program authorized in August 2023. Share repurchases under the New Share Repurchase Program may be made in the open market or through privately negotiated transactions from time to time or by other means in accordance with federal securities laws. Privately negotiated repurchases from REH Company (formerly known as The Sinclair Companies) (“REH Company”) are also authorized under the New Share Repurchase Program, subject to REH Company’s interest and other limitations. The timing and amount of share repurchases under the New Share Repurchase Program, including any repurchases from REH Company, will depend on market conditions and corporate, tax, regulatory and other relevant considerations. The New Share Repurchase Program may be discontinued at any time by the Board of Directors of the Company. In addition, the Company is authorized by the Board of Directors to repurchase shares in an amount sufficient to offset shares issued under the Company’s compensation programs.

On May 8, 2024, the Company issued a press release announcing the authorization of the New Share Repurchase Program. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and incorporated into this Item 8.01 by reference.

Cautionary Statement Regarding Forward Looking Statements

The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995: The statements in this Current Report on Form 8-K relating to matters that are not historical facts are “forward-looking statements” based on management’s beliefs and assumptions using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties, including those contained in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Forward-looking statements use words such as “anticipate,” “project,” “will,” “expect,” “plan,” “goal,” “forecast,” “strategy,” “intend,” “should,” “would,” “could,” “believe,” “may,” and similar expressions and statements regarding our plans and objectives for future operations. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, the Company cannot assure you that the Company’s expectations will prove correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements. Any differences could be caused by a number of factors, including, but not limited to, the demand for and supply of feedstocks, crude oil and refined products, including uncertainty regarding the increasing societal expectations that companies address climate change and greenhouse gas emissions; risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products or lubricant and specialty products in the Company’s markets; the spread between market prices for refined products and market prices for crude oil; the possibility of constraints on the transportation of refined products or lubricant and specialty products; the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines, whether due to reductions in demand, accidents, unexpected leaks or spills, unscheduled shutdowns, infection in the workforce, weather events, global health events, civil unrest, expropriation of assets, and other economic, diplomatic, legislative, or political events or developments, terrorism, cyberattacks, vandalism or other catastrophes or disruptions affecting the Company’s operations, production facilities, machinery, pipelines and other logistics assets, equipment, or information systems, or any of the foregoing of the Company’s suppliers, customers, or third-party providers, and any potential asset impairments resulting from, or the failure to have adequate insurance coverage for or receive insurance recoveries from, such actions; the effects of current and/or future governmental and environmental regulations and policies, including compliance with existing, new and changing environmental and health and safety laws and regulations, related reporting requirements and pipeline integrity programs; the availability and cost of financing to the Company; the effectiveness of the Company’s capital investments and marketing strategies; the Company’s efficiency in carrying out and consummating construction projects, including the Company’s ability to complete announced capital projects on time and within capital guidance; the Company’s ability to timely obtain or maintain permits, including those necessary for operations or capital projects; the ability of the Company to acquire complementary assets or businesses to the Company's existing assets and businesses on acceptable terms and to integrate any existing or future acquired operations and realize the expected synergies of any such transaction on the expected timeline; the possibility of vandalism or other disruptive activity, or terrorist or cyberattacks and the consequences of any such activities or attacks; uncertainty regarding the effects and duration of global hostilities, including shipping disruptions in the Red Sea, the Israel-Gaza conflict, the Russia-Ukraine war, and any associated military campaigns which may disrupt crude oil supplies and markets for the Company’s refined products and create instability in the financial markets that could restrict the Company’s ability to raise capital; general economic conditions, including economic slowdowns caused by a local or national recession or other adverse economic condition, such as periods of increased or prolonged inflation; limitations on the Company’s ability to make future dividend payments or effectuate share repurchases due to market conditions and corporate, tax, regulatory and other considerations; and other business, financial, operational and legal risks. Additional information on risks and uncertainties that could affect our business prospects and performance is provided in the reports filed by us with the SEC. All forward-looking statements included in this press release are expressly qualified in their entirety by the foregoing cautionary statements. The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

99.1	—	Press Release of the Company issued May 8, 2024.*
104	—	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

* Furnished herewith pursuant to Item 2.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                        HF SINCLAIR CORPORATION

By:    /s/ Atanas H. Atanasov
Atanas H. Atanasov
Executive Vice President and
Chief Financial Officer

Date: May 8, 2024